EXHIBIT 10.255

                                    FORM OF
                     AMENDMENT NO. 5 TO FINANCING AGREEMENTS

                                    FORM OF
                     AMENDMENT NO. 5 TO FINANCING AGREEMENTS



                                   As of December 28, 1995

EA Industries, Inc., formerly known
as Electronic Associates, Inc.
185 Monmouth Parkway
West Long Branch, New Jersey 07764

Gentlemen:

          Congress Financial Corporation, a California corporation (together with its successors and assigns, "Congress") and EA Industries, Inc., formerly known as Electronic Associates, Inc., a New Jersey corporation (together with its successors and assigns, "Borrower") have entered into certain financing arrangements pursuant to the Accounts Financing Agreement [Security Agreement], dated August 13, 1993, between Congress and Borrower (the "Accounts Agreement"), together with all supplements thereto, including, but not limited to, the Covenant Supplement to Accounts Agreement, dated August 13, 1993, between Congress and Borrower (the "Covenant Supplement"), as amended by Amendment No. 1 to Financing Agreements dated March 29, 1994, Amendment No. 2 to Financing Agreements dated December 30, 1994, Amendment No. 3 to Financing Agreements dated April 26, 1995 and Amendment No. 4 to Financing Agreements dated August 11, 1995, and various agreements, documents and instruments executed and/or delivered in connection therewith or related thereto, (as the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

          Pursuant to Regulation D of the Securities Act of 1933, as amended, Borrower has, as of the date hereof, issued and sold convertible notes for the aggregate purchase price of $10,000,000, which notes are convertible into shares of Borrower's common stock (the "December 1995 Reg D Offering").

          Borrower has requested that Congress amend the Financing Agreements to evidence Congress' consent to (a) the issuance and sale of the convertible notes pursuant to the December 1995 Reg D Offering, (b) an equity investment in the amount of up to $500,000, to be made by Borrower in BarOn, funded with a portion of the proceeds of the December 1995 Reg D Offering, and (c) an equity investment to be made by Borrower in Tanon in the amount of up to $1,000,000, funded with a portion of the proceeds of the December 1995 Reg D Offering. Congress is willing to agree to so amend the Financing Agreements and so consent, upon and subject to the terms and conditions contained herein.

          In consideration of the foregoing recitals, the parties hereto hereby agree as follows:

          1.   Definitions.

               (a) Amendments to Definitions. All references to "Electronic Associates, Inc." in any of the Financing Agreements shall be deemed and each such reference is hereby amended to refer to "EA Industries Inc." and shall continue to mean Borrower, which has changed its corporate name to "EA Industries, Inc.", and its successors and assigns.

               (b) Additional Definitions. As used herein, the following terms shall have the meanings given to them below, and the Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, the following definitions:

                    (i) "December 1995 BarOn Investment" shall mean the equity investment by Borrower in or loan to BarOn in the amount of up to $500,000, as permitted pursuant to Section 3(a) of this Amendment.

                    (ii) "December 1995 Reg D Offering" shall have the meaning set forth in the recitals hereto.

                    (iii) "December 1995 Tanon Investment" shall mean the equity investment by Borrower in or loan to Tanon in the amount of up to $1,000,000, as permitted pursuant to Section 3(a) of this Amendment.

                    (iv) "GFL Convertible Notes" shall have the meaning set forth in Section 4.3(g) of the Covenant Supplement, as added by Section 2 of this Amendment.

                    (v) "GFL Note Purchase Agreements" shall have the meaning set forth in Section 4.3(g) of the Covenant Supplement, as added by Section 2 of this Amendment.

               (c) Interpretation. For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein, including, but not limited to, those capitalized terms used in the recitals hereto, shall have the respective meanings set forth in the Financing Agreements.

          2. Indebtedness. The word "and" appearing at the end of Section 4.3(e) of the Covenant Supplement is hereby deleted, a semicolon is hereby added to the end of Section 4.3(f), and the following new Section 4.3(g) is hereby inserted into the Covenant Supplement, immediately following Section 4.3(f) thereof:

               "(g) Indebtedness evidenced by the Convertible Note, dated December __, 1995, issued by Borrower payable to the order of GFL Advantage Fund Limited, in the original principal amount of $6,000,000 and the Convertible Note dated December __, 1995 issued by Borrower payable to the order of GFL Performance Fund Limited in the original principal amount of $4,000,000, each as in effect on the date hereof (collectively, the "GFL Convertible Notes"); provided, that, (i) Borrower may only make regularly scheduled payments of principal and interest when due, in accordance with the terms of the GFL Convertible Notes (as in effect on the date hereof), except that, whenever the terms of the GFL Convertible Notes or the Note Purchase Agreements related thereto (collectively, the "GFL Note Purchase Agreements") permit Borrower at its option to make any such payment in the form of Borrower's common stock, Borrower shall make such payment in the form of Borrower's common stock, rather than in cash or other property, unless Congress otherwise provides its prior written consent, in its sole discretion; (ii) Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, (A) make any other prepayments or other payment in respect of any such Indebtedness or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, except that the GFL Convertible Notes may be converted to Borrower's common stock to the extent permitted or required to be so converted in accordance with the terms thereof or the GFL Note Purchase Agreements or (C) amend, modify, alter or change the terms of the arrangements relating thereto or any agreement or instrument evidencing such Indebtedness, and (iii) Borrower and its Subsidiaries shall furnish to Congress all notices, demands or other materials concerning such Indebtedness, promptly after receipt thereof or concurrently with the sending thereof, as the case may be."

          3.   Permitted Loans and Investments.

               (a) The word "and" appearing at the end of Section 4.5(q) of the Covenant Supplement is hereby deleted, a semicolon is hereby added to the end of
Section 4.5(r), and the following new Sections 4.5(s) and 4.5(t) are hereby inserted into the Covenant Supplement, immediately following Section 4.5(r) thereof:

                    "(s) an additional cash equity investment by Borrower in or loan to BarOn in the sum of up to $500,000, funded with a portion of the proceeds of the December 1995 Reg D Offering, to be used by BarOn for working capital purposes, but only to the extent permitted to be so invested and used pursuant to the GFL Note Purchase Agreements; and

                    (t) an additional cash equity investment by Borrower in or loan to Tanon in the sum of up to $1,000,000, funded with a portion of the proceeds of the December 1995 Reg D Offering, to be used by Tanon for working capital purposes, but only to the extent permitted to be so invested and used pursuant to the GFL Note Purchase Agreements."

               (b) Except as expressly set forth in Section 3(a) of this Amendment or in the provisions of the Covenant Supplement as added by prior written amendments to the Financing Agreements signed by Congress and Borrower, Congress has not consented to or approved any prior, contemporaneous or future investments by Borrower or its Subsidiaries in BarOn or Tanon, or loans to BarOn or Tanon from Borrower or its Subsidiaries, whether or not provided for or contemplated by the BarOn Investment Agreement or Tanon Acquisition Agreements.

               (c) Without limiting the provisions of Section 3(b), except as expressly set forth in Sections 4.5(s) and 4.5(t) of the Covenant Supplement as added by this Amendment, Congress has not consented to or approved any investment or loan by Borrower or its Subsidiaries funded with any of the proceeds received from the December 1995 Reg D Offering, whether or not permitted under the terms of the GFL Note Purchase Agreements, all of which additional investments or loans by Borrower or its Subsidiaries shall require Congress' prior written consent, whether or not disclosed to or discussed with Congress or otherwise, and shall not be permitted for purposes of the Financing Agreements, unless a further written consent or amendment executed by Congress expressly with respect thereto is executed by Congress and delivered to Borrower after the execution and delivery of this Amendment.

          4.   Certain Inventory Loans.

               (a) Section 1(a) of the Letter Agreement Re: Inventory Loans, dated August 13, 1993, by Borrower in favor of Congress (the "Inventory Loan Supplement") is hereby deleted in its entirety and the following substituted therefor, effective as of the date hereof:

               "a. 'Eligible Inventory' shall mean and include Inventory consisting of first quality finished goods held for sale in the ordinary course of our contract manufacturing business and raw materials for our contract manufacturing business, in each case which are located at our premises in the United States and are acceptable to you in all respects. Inventory located at our leased premises shall not, however, be deemed Eligible Inventory unless you have received a written agreement, in form and substance satisfactory to you, from the owner and/or lessor that (i) agrees to waive and release in your favor any and all claims such owner/lessor may have against such Inventory, and (ii) grants to you the right to enter and remain on the premises in order to exercise your rights and remedies on the terms acceptable to you. General criteria for Eligible Inventory may be established and revised from time to time by you in your exclusive judgment. In determining such acceptability, you may, but need not, rely on reports and schedules of Inventory furnished to you by us, but reliance thereon by you from time to time shall not be deemed to limit your right to revise standards of eligibility at any time. In general, except in your sole discretion, Eligible Inventory shall not include work in process, components which are not part of finished goods, spare parts, packaging and shipping materials, supplies used or consumed in our business, Inventory at the premises of third parties or subject to a security interest or lien in favor of any third party, bill and hold goods, Inventory which is not subject to your perfected security interest, returned and/or defective goods, slow-moving inventory, "seconds", inventory purchased on consignment, or Custom Inventory. As used herein, "Custom Inventory" shall mean Inventory of circuit boards, sheetmetal work, components, or subassemblies which are purchased, manufactured or assembled by or for us according to the specifications of particular customers, or which are otherwise non-standard, unique, proprietary or otherwise determined by you not to be generally and readily saleable to a variety of customers in the marketplace."

               (b) Section 2.b. of the Inventory Loan Supplement is hereby deleted in its entirety and the following substituted therefor:

                           "b. Intentionally Omitted."

               (c) All Obligations determined by Congress to be outstanding as of the date hereof in respect of loans or advances previously made in respect of "Custom Inventory", prior to giving effect to this Amendment, shall be repaid by Borrower to Congress contemporaneously with the execution and delivery of this Amendment, with a portion of the proceeds of the December 1995 Reg D Offering or any other immediately available funds.

          5. No Waiver. Congress has not waived, and is not by this Amendment waiving, any existing or future Event of Default, and Congress reserves the right, in its discretion, to exercise any or all of its rights and remedies under the terms of the Financing Agreements as a result of any existing or future Event of Default.

          6. No Waiver of Terms of Prior Amendments. Notwithstanding anything contained herein, or in any prior amendment to the Financing Agreements (collectively, the "Prior Amendments"), Congress has not waived and is not hereby waiving the conditions or requirements contained in the Prior Amendments that Borrower deliver to Congress the documents, agreements and instruments specified therein.

          7.   Representations, Warranties and Covenants.
Borrower hereby represents, warrants and covenants to and in favor of Congress as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof:

               (a) No Event of Default has occurred or exists as of the date hereof, and no event has occurred or condition exists which, with notice or lapse of time or both, would constitute an Event of Default.

               (b) The agreements evidencing the December 1995 Reg D Offering, and each of the related documents, agreements and instruments executed and/or delivered in connection therewith have been duly authorized, executed and delivered by the parties thereto, and none of such agreements, documents or instruments or the consummation of the transactions contemplated thereby have or will violate any applicable law or regulation or require the consent of any governmental or regulatory body or other person that has not been obtained.

               (c) Borrower has delivered, or caused to be delivered to Congress, true, correct and complete copies of the agreements evidencing the December 1995 Reg D Offering, including the GFL Notes and the GFL Note Purchase Agreements, together with each of the documents, agreements and instruments to be executed and/or delivered in connection with the transactions contemplated thereunder.

               (d) Borrower shall deliver to Congress all agreements and documents relating to the December 1995 BarOn Investment, and hereby pledges and shall deliver to Congress, as part of the Collateral, all securities, instruments or other evidences of the December 1995 BarOn Investment.

               (e) Borrower has delivered to Congress all agreements and documents relating to the December 1995 Tanon Investment, and hereby pledges and shall deliver to Congress, as part of the Collateral, all securities, instruments or other evidences of the December 1995 Tanon Investment.

               (f) Borrower shall execute and deliver to Congress, in form and substance satisfactory to Congress, such additional UCC-1 financing statements as Congress shall require, naming Congress, as secured party, and Borrower and Electronic Associates, a tradename of Borrower, as debtor.

          8.   Miscellaneous.

               (a) Headings. The headings listed herein are for convenience only and do not constitute matters to be considered in interpreting this Amendment.

               (b) Effect of this Amendment. Except as modified pursuant hereto, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower or to entitle Borrower to any other consent.

               (c) Further Assurances. Borrower shall execute and deliver such additional documents and take such additional action as may be necessary or desirable, as determined by Congress, to effectuate the provisions and purposes of this Amendment.

               (d) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

                                      Very truly yours,

                                      CONGRESS FINANCIAL CORPORATION

                                      By:____________________________

                                      Title:_________________________

AGREED:

EA INDUSTRIES, INC., formerly known as Electronic Associates, Inc.

By:____________________________

Title:_________________________